Supplement dated May 15, 2026

to the Prospectus, Initial Summary Prospectus, and Updating Summary Prospectus, each dated April 27, 2026, as supplemented, for:

MassMutual EnvisionSM
Issued by Massachusetts Mutual Life Insurance Company

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS. PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

This supplement amends certain information in the above-referenced prospectuses (“Prospectuses”):

The Prospectuses and Rate Sheet Prospectus Supplements currently indicate that the MML VIP American Funds 80/20 Allocation sub-account is available as an investment option under the Envision contract.

Due to a temporary operational issue, the MML VIP American Funds 80/20 Allocation sub-account will not be available until June 22, 2026 for:

•	purchase payments, for a new Envision contract with an Income Guarantee Feature, or
•	fund transfers, for an existing Envision contract with an Income Guarantee Feature.

If you are purchasing an Envision contract without an Income Guarantee Feature, or if you currently own an Envision contract without an Income Guarantee Feature, the MML VIP American Funds 80/20 Allocation sub-account remains available to you as an investment option.

If you have questions about this supplement or wish to make any changes to your contract, please contact your registered representative, visit us online at www.MassMutual.com/contact-us, or call our Service Center at (800) 272-2216 (8 a.m.– 8 p.m. Eastern Time).

For more information about the fund, read the fund prospectus. Prospectuses are available on our website at www.MassMutual.com.

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